Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Arthur G. Dauber, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of American Electric Technologies, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of American Electric Technologies, Inc

November 10, 2008	By:	/s/ ARTHUR G. DAUBER
Arthur G. Dauber Principal Executive Officer

I, John H. Untereker, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of American Electric Technologies, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of American Electric Technologies, Inc.

November 10, 2008

	By:	/s/ JOHN H. UNTEREKER
John H. Untereker Principal Financial Officer

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